Corporate Presentation May 2024 1 Exhibit 99.2

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Any statement describing Acumen’s goals, expectations, financial or other projections, intentions or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “believes,” “expects,” “anticipates,” “could,” “would,” “seeks,” “aims,” “plans,” “potential,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning Acumen’s business, and Acumen’s ability to achieve its strategic and financial goals, including its projected use of cash, cash equivalents and marketable securities and the expected sufficiency of its cash resources into the first half of 2027, the therapeutic potential of Acumen’s product candidate, sabirnetug (ACU193), including against other antibodies, and the anticipated timeline for initiating a Phase 1 trial to support a subcutaneous dosing option of ACU193. These statements are based upon the current beliefs and expectations of Acumen management, and are subject to certain factors, risks and uncertainties, particularly those inherent in the process of discovering, developing and commercializing safe and effective human therapeutics. Such risks may be amplified by the impacts of the COVID-19 pandemic. These and other risks concerning Acumen’s programs are described in additional detail in Acumen’s filings with the Securities and Exchange Commission (“SEC”), including in Acumen’s most recent Annual Report Form 10-K and future filings and reports by Acumen. Copies of these and other documents are available from Acumen. Additional information will be made available in other filings that Acumen makes from time to time with the SEC. These forward- looking statements speak only as of the date hereof, and Acumen expressly disclaims any obligation to update or revise any forward- looking statement, except as otherwise required by law, whether, as a result of new information, future events or otherwise. In this presentation, references to cash also include cash equivalents.

Positive Phase 1 clinical trial results presented in 2H 2023 3 Advancing a Potential Best-In-Class Antibody Targeting Toxic Amyloid Beta Oligomers (AβOs) for Early Alzheimer’s Disease (AD) Large market in need of additional treatment options Sabirnetug (ACU193): monoclonal antibody (mAb) highly selective for toxic AβOs Experienced leadership team with extensive AD drug development experience Strong balance sheet supporting clinical development plans for sabirnetug Phase 2 (IV) initiated; expect to initiate Phase 1 (subcutaneous) study in mid- 2024 $

Early AD Patient Population Represents Significant Market Opportunity


STAGES AND CHARACTERISTICS OF AD PROGRESSION
~5 Million[1]
~2 Million[1]
Preclinical AD
Mild Cognitive Impairment (MCI)
Mild Dementia
Moderate Dementia
Severe Dementia
Cognitive Decline
Functional Decline
Behavioral and Psychological Complications
Early Alzheimer's Disease in the U.S.
Acumen's commercial priority

Uptake of first-generation, disease modifying, anti-amyloid beta treatment options is expected to increase, while significant unmet need and room for improvement will persist

1. 2021 Alzheimer's Association

4

ACUMEN

AD, Amyloid & Abeta Oligomers

6 Amyloid Beta Oligomers (AβOs) in Alzheimer’s Disease Pathology

Amyloid Beta Oligomers (AβOs) are Widely Recognized as Highly Toxic Agents in AD Pathophysiology 7 1. Lacor et al., 2004 & 2007; Townsend et al., 2006; Batista et al., 2018 2. Cleary et al., 2005; Poling et al., 2008; Cline et al., 2019 3. De Felice et al., 2008; Zempel et al., 2010 Monomers Oligomers Protofibrils Fibrils Plaques Neurotoxic Soluble Amyloid Insoluble Amyloid Mature hippocampal neuron and toxic AβOs bound to dendritic spines Image Lacor et al., 2004. Impair synaptic function1 Contribute to impairment of memory and cognition2 Induce tau hyperphosphorylation3

What is an Aβ Oligomer? AβOs May Consist of 2 to >200 Aβ Peptides

Figure 1. AβOs composed of 3 (a) and 18 (b) Aβ peptides are depicted below.



(a)
(b)

Source: Kelley et al. J Chem Physics 2008.

Quaternary structures of Aβ oligomers, protofibrils, and fibrils

Figure 2. Atomic force microscopy images of representative steps of amyloid aggregation: (A) oligomers; (B) protofibrils; (C) mature fibrils. Scan size 1.0 μm. Z range (A) 8.0 nm; (B) 15 nm; (C) 20 nm.



A
B
C

Source: Relini et al. Biomolecules 2014.

8

ACUMEN

Sabirnetug: Potential Best-in-Class Immunotherapy for Early AD

Sabirnetug's High Selectivity for Toxic AβOs May Provide Meaningful Cognitive Efficacy and Improved Safety

Rationally Designed for Improved Efficacy & Safety

Humanized, affinity matured mAb developed to target toxic Aβ oligomers

- > 500-fold greater selectivity for AβOs over Aβ monomers
- > 85-fold greater selectivity for AβOs over Aβ fibrils

IgG2 subclass mAb with reduced effector function

Large Pharma Discovery

Sabirnetug discovered in collaboration with Merck & Co.

Acumen holds exclusive program rights with no future financial or other obligations due to Merck

Encouraging FDA Interactions

FDA Fast Track designation for the treatment of early Alzheimer's disease

FDA End of Phase 2 meeting in 4Q 2023



Soluble Amyloid
Insoluble Amyloid
Monomers
Oligomers
Protofibrils
Fibrils
Plaques
sabirnetug
IgG2

9

ACUMEN

Sabirnetug: Value Proposition 10 The Alzheimer’s disease market is at a key inflection point with recent and expected approvals paving a new path for the treatment of AD … … and sabirnetug is well-positioned to emerge as a potential treatment of choice. Market will likely remain consolidated with A therapies emerging as the primary treatment option over the next few years Stakeholders are encouraged about the advancements in the AD treatment landscape and are working together to enable broader patient access With potential clinical and safety benefits conferred by AO selectivity, sabirnetug has the opportunity to be a treatment of choice in the broader early AD population

Positive INTERCEPT-AD Phase 1 Results for Sabirnetug

Q2W: Dosing every two weeks; Q4W: Dosing every four weeks. PART A: SINGLE-ASCENDING DOSE n = 8 per cohort (32 total) 6:2 per cohort PART B: MULTIPLE-ASCENDING DOSE n = 10 per cohort (30 total) 3 administrations of drug or PBO 8:2 per cohort COHORT 1: 2 mg/kg Sabirnetug or Placebo 2mg COHORT 2: 10 mg/kg Sabirnetug or Placebo 10mg COHORT 3: 25 mg/kg Sabirnetug or Placebo 25mg COHORT 4: 60 mg/kg Sabirnetug or Placebo 60mg COHORT 5: 10 mg/kg Sabirnetug or Placebo (Q4W) 10mg COHORT 6: 60 mg/kg Sabirnetug or Placebo (Q4W) 60mg COHORT 7: 25 mg/kg Sabirnetug or Placebo (Q2W)* ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk ≥ 1wk 25mg ≥ 1wk INTERCEPT-AD: A Randomized Placebo Controlled Phase 1 in Early AD Patients 12

Sabirnetug drug specific capture (anti-sabirnetug idiotype mAb) 13 Target Engagement Assessed by Measuring Sabirnetug-AO Complex in CSF AO selective detection (anti-A mAb) Only Sabirnetug-AO complex is measurable • Novel assay configuration tailored to selectively detect sabirnetug-AβO complex in CSF as direct measure of target engagement • Translated for clinical use from a preclinical assay developed by Merck that showed sabirnetug engages target AβOs in transgenic mouse brain (tg2576) in dose dependent manner (please see slide 41 for more information) MSD S-Plex (Turbo) Immunoassay TARGET ENGAGEMENT

Target Engagement of Sabirnetug with AβOs is Dose Proportional 14 Single Dose Cohorts Multiple Dose Cohorts* 2 mg/kg 10 mg/kg 25 mg/kg 60 mg/kg 0 10 20 30 ACU193 IV Infusion Dose C S F A C U 19 3- A β O lig o m er C o m p le x (A U /m L ) a t V is it 8 ( D ay 2 1 ) *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). TARGET ENGAGEMENT p = 0.001 p = 0.03 p = 0.0007No Significant Differences

Doses Approaching Maximal Target Engagement Support Sabirnetug AO Mechanism and Helped Guide Dose Selection for Next Study Phase 15 Single & Multiple Dose Cohorts - Exposure Response Relationship (Emax Model) Emax: 22.71 AU/mL Complex EC50: 136 ng/mL sabirnetug *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). 0 600 1200 1800 0 10 20 30 CSF [ACU193] (ng/mL) A C U 19 3 -A β O C o m p le x ( A U /m L ) SAD 2 mg/kg SAD 10 mg/kg SAD 25 mg/kg SAD 60 mg/kg MAD 10 mg/kg Q4W MAD 60 mg/kg Q4W MAD 25 mg/kg Q2W Sabirnetug- AO Complex Target Engagement TARGET ENGAGEMENT

Nearly All Sabirnetug-Treated Patients in High Dose MAD Cohorts Showed Reductions in Plaque Load After Three Doses at 63 or 70 days 16 Plaque load based on florbetapir PET 0 15 30 45 60 75 0 25 50 75 100 125 25 mg/kg Q2W MAD Days 20 21 22 23 24 25 26 27 0 15 30 45 60 75 0 25 50 75 100 125 60 mg/kg Q4W MAD Days C e n ti lo id s 28 29 30 31 32 33 34 35 25 mg/kg Q2W MAD 60 mg/kg Q4W MAD Mean reduction in amyloid plaque 13.7∆ (absolute value, centiloids) 20.6%∆ (%, centiloids) Mean reduction in amyloid plaque 18.1∆ (absolute value, centiloids) 25.6%∆ (%, centiloids) PLAQUE REDUCTION

PLAQUE REDUCTION

Highest Doses of INTERCEPT-AD Reduced Amyloid Plaque at Similar Rate and Magnitude to Lecanemab at Comparable Timepoints



Mean reduction in amyloid plaque (centiloids)*
Amyloid PET Load (centiloids)
120
100
80
60
40
20
0
0
5
10
15
20
25
30
Months
Efficacy achieved
6% slowing of cognitive decline
8% slowing of cognitive decline
-2% slowing of cognitive decline
22% slowing of cognitive decline
27% slowing of cognitive decline
23% slowing of cognitive decline
29% slowing of cognitive decline
Aducanumab (ENGAGE)
Aducanumab (EMERGE)
Lecanemab (CLARITY)
Gantenerumab (GRADUATE 1)
Gantenerumab (GRADUATE 2)
Donanemab (TRAILBLAZER-ALZ 1)
Donanemab (TRAILBLAZER-ALZ 2)
ACU193 - 25 mg/kg Q2W
ACU193 - 60 mg/kg Q4W

Acumen Pharmaceuticals, data on file; van Dyck (2023), NEJM (amyloid PET reduction estimated from graphs).

*There have been no head-to-head clinical trials between the product candidates listed above. Study designs and protocols for each product candidate were different, and as a result, results may not be comparable between product candidates.

17

Sabirnetug Serum Exposure is Dose Proportional Without Accumulation 18 Single Dose Cohorts Multiple Dose Cohorts PHARMACOKINETICS Estimated serum terminal T1/2 of 5-7 days

Sabirnetug CSF Exposure is Dose and Dose-Regimen Proportional 19 Single Dose Cohorts Multiple Dose Cohorts* *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). PHARMACOKINETICS

Importance of Key Fluid Biomarkers Associated with AD Pathology

- Biomarkers from cerebrospinal fluid and plasma capture neuronal, synaptic, and axonal injury and reflect the cumulative outcome of different pathological substrates in AD[1]
- Evidence suggests that biomarkers are likely to be better predictors of the underlying pathology of AD than imaging alone[2]
- **After just three administrations of sabirnetug, patients with early AD demonstrated improvements in biomarkers associated with AD pathology**


Amyloid Pathology:
Aβ 42/40
Amyloid plaque
Astrocytic Activation:
GFAP
Synaptic Injury:
Neurogranin
VAMP2
Aβ oligomer
Tau Pathology:
pTau181
pTau217
Neuronal Injury:
Total tau

1. Tarawneh, R. Biomarkers: Our Path Towards a Cure for Alzheimer Disease. Biomarker Insights Volume 15: 1–15. 2020; 2. Blennow K, Zetterberg H. The Past and the Future of Alzheimer's Disease Fluid Biomarkers. J Alzheimers Dis. 2018;62(3):1125-1140.

20
ACUMEN

CSF BIOMARKERS

Consistent Improvement in CSF Amyloid, Tau and Synaptic Biomarkers Indicate Downstream Pharmacology of Sabirnetug After Only Three Doses


Aβ 42/40 Ratio
CSF Aβ 42/40
(% Change from baseline)
pTau181
p = 0.049
pTau181
(% Change from baseline)
Neurogranin
p = 0.037
Neurogranin
(% Change from baseline)
VAMP2
0.033
0.041
0.033
CSF VAMP2
(% Change from baseline)
MAD PBO
10 mg/kg Q4W
25 mg/kg Q2W
60 mg/kg Q4W

Amyloid pathology

Tau pathology

Synaptic injury

n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student's t test

21

ACUMEN

Trend Toward Normalizing Plasma Biomarkers with 10 mg/kg and 60 mg/kg Q4W 22 M AD P BO 10 m g/k g Q 4W 25 m g/k g Q 2W 60 m g/k g Q 4W -50 0 50 100 P la s m a p T au 1 81 (% c h a n g e f ro m b a s e li n e) M AD P BO 10 m g/k g Q 4W 25 m g/k g Q 2W 60 m g/k g Q 4W -100 -50 0 50 100 150 P la s m a p T a u 21 7 (% c h a n g e f ro m b a s e li n e) 1- 6 w k po st -d os in g • Plasma measurements of glial fibrillary acidic protein (GFAP), pTau181, and pTau217 in 10 mg/kg Q4W & 60 mg/kg Q4W groups were lower than placebo • More impact to fluid biomarkers was observed with longer dosing duration o The 25 mg/kg Q2W cohort differed in dose and sample timing, with drug on board for less time than the 10 mg/kg & 60 mg/kg Q4W cohorts PLASMA BIOMARKERS pTau181GFAP pTau217 A D Progression N orm aliza tion n = 8 subjects/treated group; 6 subjects in pooled placebo (PBO); p-values from unpaired, 2-sided Student’s t test

SAFETY

Sabirnetug Demonstrates Potential for Best-in-Class Safety

Compelling Overall Safety Profile, with Low Incidence of ARIA-E

INTERCEPT-AD Phase 1 Safety Data

5 Total ARIA-E cases, or ~10%

0 Cases of ARIA-E in ApoE4 homozygotes N=6

0 Deaths, SAEs Related to Study Drug

✓ **Limited incidence of ARIA-E**

- 10 mg/kg Q4W: 1 asymptomatic case
- 25 mg/kg Q2W: 1 asymptomatic case
- 60 mg/kg Q4W: 2 asymptomatic cases; 1 symptomatic case

✓ **No ARIA-E observed in ApoE4 homozygotes (n=6), despite comprising 13% of study**

- Differentiated from other antibodies that have ARIA-E rates ~30% to ~40% in participants who are E4-homozygotes

✓ **Broad therapeutic index** with convenient monthly dosing

- Safety profile may support attractive benefit/risk option for large portion of patients

23

ACUMEN

Potential for Differentiated Efficacy Potential for Differentiated Safety INTERCEPT-AD Phase 1 Data Support Potential for Sabirnetug to Offer Best-in-Class Efficacy and Safety 24  Compelling safety profile with low incidence of ARIA-E  Absence of ARIA-E observed in ApoE4 homozygotes  Broad therapeutic index with convenient monthly dosing  First mAb to demonstrate selective target engagement of AβOs (most toxic form of Aβ)  Rapid, significant plaque reduction comparable to the current market front-runners at similar timepoints  Improvement of AD biomarkers in CSF and plasma are a strong indication of downstream effects Key Takeaways from INTERCEPT-AD

Clinical Development Plans & Strategic Considerations

ALTITUDE-AD Study Design

Objective: To evaluate the clinical efficacy, safety and tolerability of sabirnetug
Patient population: Patients with early AD (MCI or mild dementia due to early AD)


Randomization 1:1:1
Sabirnetug 35mg/kg Q4W (n ~180)
Sabirnetug 50mg/kg Q4W (n ~180)
Placebo Q4W (n ~180)
Primary Endpoint
Change in iADRS[1] at 18 months
Secondary Endpoints[1]
CDR-SB, ADAS-Cog13, ADCS-ADL, AD biomarkers
Open label extension

1. iADRS: Integrated Alzheimer's Disease Rating Scale; CDR-SB: Clinical Dementia Rating – Sum of Boxes; ADAS-cog: Alzheimer's Disease Assessment Scale – Cognitive Subscale; ADCS-ADL: Alzheimer's Disease Cooperative Study – Activities of Daily Living

26

ACUMEN

27© Copyright 2020 Certara, L.P. All rights reserved. Simulated CSF Target Engagement at Steady-State for ALTITUDE-AD Doses CSF target engagement was simulated at a candidate list of doses given Q4W at steady-state • Notable diminishing differentiation as dose increases • Doses were selected with peak- trough variation in mind: select doses based on trough (end of dosing interval) CSF engagement upper dose: 50 mg/kg Q4W lower dose: 35 mg/kg Q4W Ph2 Dosing Strategy (ALTITUDE-AD) TIME 27

Sabirnetug Subcutaneous Formulation Under Development in Collaboration with Halozyme Potential to Broaden Patient Access and Increase Treatment Convenience • Announced partnership with Halozyme in November 2023 to develop subcutaneous dosing option for sabirnetug • Halozyme’s drug delivery technology, ENHANZE®, is commercially validated in seven approved therapies, with global collaborations covering more than 60 therapeutic targets • Current sabirnetug potential target product profile inclusive of no more than single weekly injection Plan to initiate Phase 1 bioavailability study in mid-2024 comparing the pharmacokinetics of subcutaneous forms of sabirnetug to the IV form 28

Acumen Leadership Team Experienced in AD/Neuro Drug Development Acumen team has decades of experience in Alzheimer’s drug discovery and development JANICE HITCHCOCK, PHD VP, Regulatory Affairs ROBERT DEAN, MD, PHD Sr. Development Advisor, Biomarkers and Analytical Methods JASNA JERECIC, PHD Analytical Methods Leader, Research Scientist ERIC SIEMERS, MD Chief Medical Officer MATT ZUGA Chief Financial Officer & Chief Business Officer RUSSELL BARTON Chief Operating Officer DANIEL O'CONNELL Chief Executive Officer LIEAN SCHENK VP, Head of CMC SIEW TIN GAN Head of Clinical Operations 29 DEREK MEISNER, JD Chief Legal Officer JULIE BOCKENSTETTE Executive Vice President, Head of HR JAMES DOHERTY, PHD President & Chief Development Officer

Sabirnetug IP & Market Exclusivity • Exclusive, perpetual, irrevocable, worldwide, royalty-free license from Merck to its Amyloid Derived Diffusible Ligand (ADDL) IP including issued sabirnetug patents • Sabirnetug Global IP estate:  Issued patents in 19 countries  Composition of matter patents and methods of use run into July 2031  Patent term extensions may be available, 3-5 years depending on jurisdiction • Biologics market exclusivity is expected for sabirnetug as a novel biologic drug  US provides 12 years market exclusivity for novel biologics  Europe provides 10 years of market exclusivity for novel biologics 30

Significant Milestones Achieved in 2023 and 2024 ~$297M Cash, cash equivalents and marketable securities as of Mar. 31, 2024 31 STATUS/ EXPECTED TIMING MILESTONES Proof-of-mechanism topline results Biomarker results from Phase 1 study End of Phase 2 meeting with FDA Initiation of ALTITUDE-AD trial Mid-2024 Anticipated initiation of Phase 1 subcutaneous trial We believe that Acumen has the expertise and resources to advance sabirnetug into the first half of 2027

Summary 32  Significant and growing Alzheimer's population in need of additional treatment options  Sabirnetug demonstrates high selectivity for toxic AβOs in AD patients  Highly experienced clinical, regulatory and development leaders driving sabirnetug 's development  Positive Phase 1 data strengthen potential for sabirnetug to offer best-in-class efficacy and safety Key Takeaways Next Steps Initiated ALTITUDE-AD clinical study in May 2024 Two treatment arms versus placebo: 50 mg/kg Q4W and 35 mg/kg Q4W Anticipate initiation of Phase 1 subcutaneous clinical study in mid-2024 

Appendix www.acumenpharm.com 33

Preclinical Data

Sabirnetug: Extensive Data Package Supporting Development

SELECTIVITY

- Nanomolar affinity for AβOs, >500-fold greater selectivity for AβOs over Aβ monomer, with limited or no discernable binding to vascular amyloid or dense core amyloid plaques
- Binds broad range of endogenous Aβ, from dimers to high molecular weight AβOs

PHARMACOLOGY

- Dose-dependent effects in multiple in vitro neuroprotection assays
- Positive memory and behavioral effects in multiple in vivo transgenic mouse models for AD

PK/PD

- Brain penetration and biodistribution demonstrated in multiple species
- Performs like other peripherally administered CNS mAbs

SAFETY

- IgG2 subclass lacks inflammatory effector function signaling (FcγR binding)
- Nonclinical microhemorrhage studies show no increased risk of microhemorrhage
- GLP studies demonstrated acceptable safety supporting clinical dosing plans including Ph 2


frontiers | Frontiers in Neuroscience

REVIEW
published: 26 April 2022
doi: 10.3389/fnins.2022.848215

ACU193: An Immunotherapeutic Poised to Test the Amyloid β Oligomer Hypothesis of Alzheimer's Disease

Grant A. Krafft, Jasna Jerecic, Eric Siemers and Erika N. Cline*

Acumen Pharmaceuticals, Inc., Charlottesville, VA, United States

Sabirnetug is a promising immunotherapy for early AD expected to provide meaningful cognitive and functional benefits, slow disease progression, and offer an attractive safety profile.

35

ACUMEN

Highly selective for Aβ oligomers versus Aβ monomers Even in the presence of a large excess of Aβ monomer, binding of sabirnetug to AβOs is unchanged Binding of sabirnetug to AβOs >500x binding to Aβ monomer Log [Competing Antigen] μM Sabirnetug Selectivity Sabirnetug Selectivity in presence of 5μM monomeric Aβ ACU193 Log μM SELECTIVITY Sabirnetug is the First mAb Developed to Selectively Target AβOs Sabirnetug selective for binding to AβOs is preserved even in the presence of a large excess of Aβ monomers – such as what is present in the brain, thus limiting ‘target distraction’ 36

Comparison of Aβ species-mAb complex signals across SEC fractions SELECTIVITY Sabirnetug binds to oligomeric species of A that are differentiated from those bound by hu266 (solanezumab) or hu3D6 (bapineuzumab) Sabirnetug Binds to a Wide Range of Oligomeric Species of A 37

AD Hippocampus ThioS/amyloid plaque AD Hippocampus ACU193/AOs species ____________________ Sources: E. Cline et al. CTAD 2019. Sabirnetug is Highly Selective for AβOs Versus Aβ Plaques 38 Sabirnetug staining in human AD brain slices sabirnetug (red) binds non-Thioflavin S positive A (green) SELECTIVITY Sabirnetug has little or no binding to thioflavin S positive fibrillar Aβ plaque in human AD brain tissue

SELECTIVITY PHARMACOLOGY

AβOs Bind to Neurons and are Toxic; Mouse Analogue of Sabirnetug Prevents Toxicity

After binding to neurons, AβOs disrupt Long Term Potentiation (LTP) and cause pathologic increases in intracellular calcium that is destructive to cells.

ACU3B3 prevents AβO inhibition of hippocampal LTP *ex vivo*


normalized fEPSP slope
2.5
2.0
1.5
1.0
0
20
40
60
time [min]
Control
Aβ42 (50 nM)
Aβ42 (50 nM) + ACU3B3 (100 pM)

ACU3B3 prevents AβO mediated Ca2+ elevation in cell cultures


Primary Neuronal Cultures
Ca2+ Overload (%)
20
15
10
5
0
resting
treated
*
*
ACU3B3
Boiled ACU3B3
Veh. Control

Note: (1) ACU3B3 is the mouse monoclonal antibody precursor to and equivalent of humanized sabirnetug (ACU193)

ACU3B3 prevents changes in aberrant neuronal activity thought to underlie memory loss in AD and prevents AβO mediated disruption of calcium homeostasis in neuronal cultures

39

SELECTIVITY PHARMACOLOGY

Treatment of a Transgenic Mouse Model of AD Results in Behavioral Improvements

Murine parent version of sabirnetug (ACU3B3) was used to treat younger mice with depositing plaque or older mice with abundant plaque


Total Distance Traveled
(beam breaks, means + SEM)
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
2
3
4
5
Trials
*
WT veh
APP veh
APP 3B3

Open field total distance measurement, APP-Veh vs. APP-3B3, *p=0.029.

Deficits in younger (5-7 months) transgenic mice are markedly reduced with treatment


Swim Speed
(meters/second, means + SEM)
0.20
0.18
0.16
0.14
0.12
0.10
1
2
3
4
Sessions (days)
**
**
nTg-Veh
Tg-Veh
Tg-3B3

MWM swim speed abnormality (**p<0.02).

Deficits in older (9-10 months) transgenic mice are markedly reduced with treatment

40

Sabirnetug engages target AβOs in transgenic mouse brain (tg2576) and is found in CSF of patients with early AD PK/PD Sabirnetug Enters the CNS and Binds to AOs in Transgenic Mice and Patients with Early AD in a Dose Dependent Manner 41 PHARMACOLOGYSELECTIVITY Target Engagement Data* from INTERCEPT-AD Phase 1 Study MAD Cohorts in Patients with Early AD *One patient from Cohort 5 (10 mg/kg Q4W) excluded because only received one administration of drug (study drug discontinued after lacunar infarct). AO/sabirnetug Complex Levels in tg2576 Mouse Brain